UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-22887

Calamos ETF Trust

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

2020 Calamos Court, Naperville, Illinois 60563-2787

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

John P. Calamos, Sr., President Calamos Advisors LLC 2020 Calamos Court Naperville, Illinois 60563-2787

(NAME AND ADDRESS OF AGENT FOR SERVICE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2014

DATE OF REPORTING PERIOD: November 1, 2013 through October 31, 2014

Item 1. Report to Shareholders

TIMELY INFORMATION INSIDE

CALAMOS®
ETF Trust

ANNUAL REPORT OCTOBER 31, 2014

Calamos Focus Growth ETF

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Experience and Foresight

About Calamos Investments

For over 35 years, we have helped investors like you manage and build wealth to meet long-term objectives. Because investors have different time horizons, risk tolerances and goals, we offer funds to suit a variety of asset allocation needs. Our mutual funds, closed-end funds and ETF are comprised of equity, fixed income, convertible and alternative funds. We offer U.S. funds as well as global and international choices.

We are dedicated to helping our clients build and protect wealth. We understand when you entrust us with your assets, you also entrust us with your achievements, goals and aspirations. We believe we best honor this trust by making investment decisions guided by integrity, by discipline and by our conscientious research.

We believe an active, risk-conscious approach is essential for wealth creation. In the 1970s, we pioneered the use of convertible securities as a means to control risk in volatile markets. We followed with strategies that combine convertibles and stocks, with the aim of participating in equity market upside with potentially less volatility than an all-stock portfolio. In the 1990s, we introduced our first stock fund, which invests in growth companies both large and small. Across our funds, our investment process seeks to manage risk at multiple levels and draws upon our experience investing through many market cycles. In a rapidly changing environment, we believe that this active management is essential.

We are global in our perspective. We believe globalization offers tremendous opportunities for countries and companies all over the world. In our U.S., global and international portfolios, we are seeking to capitalize on the potential growth of the global economy.

We believe there are opportunities in all markets. Our history traces back to the 1970s, a period of significant volatility and economic concerns. We have invested through multiple market cycles, each with its own challenges. Out of this experience comes our belief that the flipside of volatility is opportunity.

Letter to Shareholders

JOHN P. CALAMOS, SR.

CEO and Global Co-CIO

Dear Fellow Shareholder:

Welcome to your annual report for the Fund’s period from commencement of operations on July 14, 2014, to the end of the reporting period on October 31, 2014. In this report, you will find commentary from the management team of the Calamos Focus Growth ETF (the “Fund”), as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about the Fund’s performance and positioning. I invite you to review not only the commentary for this Fund, but also to discuss with your financial advisor if there are other Calamos Funds that could be suitable for your asset allocation.

The Focus Growth ETF is the company’s first active equity exchange-traded fund (ETF) and one of the industry’s first actively managed equity ETFs. Our decision to offer the Fund—particularly at this early juncture in the market’s development—is right in line with our history of anticipating the needs of investors and offering innovative solutions to satisfy those needs. From our convertible strategy launched in 1979 to our market neutral income strategy launched in 1990 and our long/short strategy launched in 2013, we believe Calamos has been a leader in developing innovative solutions that help our clients navigate the evolving investment landscape. To that end, we believe actively managed ETFs represent an investment option whose time has come.

Since the Fund’s inception, global equities advanced, although there was a wide variation in the performance of individual markets. U.S. stocks drove gains in the developed markets, with the S&P 500 Index returning 17.27% for the year ended October 31, 2014, far surpassing the performance of euro zone and Japanese stocks. Since the Fund’s inception, the S&P 500 Index returned 2.64%.

We believe an important take-away since the Fund’s inception, is the benefit of maintaining a long-term focus in regard to asset allocation. Although the U.S. and global stock markets advanced overall, the 12-month period was characterized by surges in volatility and changes in market leadership. Investors who tried to time these ups and downs could well have ended up being whipsawed—missing the upside but capturing the downside. For example, during the period, there were several sell-offs in growth sectors, as investors allowed anxiety about economic growth to overshadow fundamentals. Since the Fund’s inception U.S. growth stocks outperformed their value counterparts, with the Russell 3000 Growth Index gaining 16.39% versus the Russell 3000 Value Index, up 15.76%.

www.calamos.com	1

Letter to Shareholders

In our view, stocks are attractively valued and have more room to advance, particularly the stocks of growth companies. By a number of our favored measures, the prices of many stocks are compelling relative to bonds and inflation. Although we expect the pace of economic growth will vary considerably from country to country, we believe stocks can benefit from moderate global economic expansion supported by highly accommodative global monetary policy. We are particularly bullish on the U.S. economy, which looks to be in the middle innings of recovery with steady GDP growth and declining unemployment. Although the intentions of the Federal Reserve roiled the markets at points over the reporting period, we believe the Fed will continue to take a flexible approach, adapting its policy decisions to conditions not just in the U.S. but also in the global economy. Also, we believe that merger-and-acquisition activity and share buybacks can provide continued support to the equity market.

We believe that investors should work with their advisors to prepare for an eventual rise in interest rates. U.S. and global interest rates have stayed low for longer than many have anticipated due to a variety of factors, including accommodative policy and investors’ desire for allocations with a higher degree of perceived safety.

In closing, we are honored to serve you. We recognize the trust you have in placed in us to help you achieve your financial goals. If you have any questions or would like additional information, please visit us at www.calamos.com or contact us at 800.582.6959.

Sincerely,

John P. Calamos, Sr.

CEO and Global Co-CIO,

Calamos Advisors LLC

Before investing carefully consider the fund’s investment objectives, risks, charges and expenses. Please see the prospectus and summary prospectus containing this and other information or call 1-844-922-5226. Read it carefully before investing.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index.

The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to the accuracy or completeness, has been obtained from sources we believe to be reliable. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, that should be carefully considered prior to investing. This information is being provided for informational purposes only and should not be considered investment advice or an offer to buy or sell any security in the portfolio.

This report is intended for informational purposes only and should not be considered investment advice.

2	CALAMOS ETF TRUST ANNUAL REPORT

Investment Team Discussion

CALAMOS FOCUS GROWTH ETF

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

Since its commencement of operations on July 14, 2014, through October 31, 2014, the Fund gained 3.60% on a market price basis and 3.10% on net asset value (NAV) basis, versus a return of 2.64% for the S&P 500 Index and a gain of 3.21% for the Russell 1000 Growth Index.

The Fund finished well on a relative basis, outperforming both of its indexes. Going forward, we expect that market sentiment will improve for those growth companies positioned to benefit from slow-but-steady U.S. economic expansion, declining commodity costs, and positive economic reforms around the globe—all of which may bode well for the Fund’s investment approach.

What is the Calamos approach to active equity ETFs?

At Calamos, offering an active equity ETF—particularly at this early juncture in the ETF market’s development—is in line with our history of anticipating the needs of investors and delivering innovative solutions to satisfy those needs. From our pioneering convertible strategy to our forward-thinking work in alternatives, we have expanded our capabilities in response to the evolving investment landscape, and we believe actively managed ETFs represent an investment option whose time has come.

Active equity ETFs also represent a natural extension of our long-held belief in active management. We believe ETF investors should have the choice that mutual fund investors have had for years—a product that won’t settle for just passive participation and, instead, offers the opportunity for potential outperformance in the equity markets.

Through our inaugural ETF offering, we are taking an active approach to growth stocks, an area in which we have been investing for nearly 25 years. Our goal is to actively seek the best opportunities for growth by focusing on quality companies with higher returns on capital and cleaner balance sheets (lower debt)—those elements that we see as the keys to growth investing today.

This is an exciting time for ETF investors, with active management opening up a whole new world of choices. We believe the Fund represents an opportunity to introduce potential returns to a portfolio by adding the element of active management to the trading flexibility, tax efficiency and transparency inherent in a traditional passive ETF.

What factors influenced performance?

During the period from July 14, 2014 through October 2014, the Fund experienced a solid gain, and performed especially well when higher-growth businesses were favored by the market. Stocks in the broader market struggled at the beginning and the end of the third calendar quarter in 2014, but experienced a strong mid-quarter lift in August, which helped sustain returns.

Turning to the more specific factors that influenced the Fund’s performance versus the Russell 1000 Growth Index, an overweight to, and selection in, health care (the health care equipment and life sciences tools and services industries) contributed to results.

OVERVIEW

The fund invests in a select portfolio of equities issued by “blue chip” U.S. companies that offer opportunities for growth.

KEY FEATURES

¡	Active management utilizing over 20 years of extensive research experience in growth investing

¡	A compact portfolio consisting of only those large cap stocks in which we have the greatest confidence of sustained growth

¡	Stress company fundamentals, including global presence, strong and/or accelerated earnings growth, and solid, returns on invested capital

PORTFOLIO FIT

The fund is a core growth equity allocation option centered on a compact portfolio of large-cap stocks.

FUND TICKER SYMBOL

CFGE

SECTOR WEIGHTINGS
Information Technology	31.6%
Consumer Discretionary	20.5
Industrials	14.6
Health Care	14.0
Financials	8.4
Energy	6.5
Consumer Staples	1.4

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

CALAMOS ETF TRUST ANNUAL REPORT	3

Investment Team Discussion

Selection in information technology (the application software industry) also helped returns. Selection in and an overweight to energy (the oil-and-gas exploration and production industry) hindered returns. Selection in consumer discretionary (apparel, accessories and luxury goods industry) also underperformed relative to the Index.

How is the Fund positioned?

The Fund is positioned with an emphasis on both cyclical and secular growth opportunities. We focus on higher-growth businesses in sectors such as information technology, consumer discretionary, industrials and health care. We expect well-positioned companies to benefit from a variety of macro themes, including mobility and innovation, open access to information and entertainment, productivity enhancements, and global infrastructure demand. We strive to invest in firms with an attractive growth profile, increasing return on invested capital, a solid balance sheet, a compelling business model, and alignment with key secular themes. We believe the market will continue to trend upwards and we believe that our growth-oriented positioning is appropriate.

The portfolio’s largest allocations in absolute terms include the information technology and consumer discretionary sectors. Relative to the Russell 1000 Growth Index, the portfolio’s largest overweight is to the information technology sector, and its largest underweight allocation is to consumer staples. While there were no major sector shifts during the period, our allocation to industrials and information technology increased, while our weighting to energy modestly declined.

What are your closing thoughts for Fund shareholders?

We remain bullish on the U.S. equity market, although some near-term volatility would not be out of the norm. After more than five years of a strong bull market, we still believe there may be room for stocks to advance, as valuations remain reasonable. Global monetary conditions remain accommodative and inflation is almost non-existent. We expect acquisition and buyback activity to remain robust as the Federal Reserve is unlikely to raise short-term rates any time soon and European investors have pushed down U.S. long-term yields in a quest for income. When the Federal Reserve does raise interest rates, the markets may well experience short-term angst. Longer term, however, equities have typically performed well when interest rates have been modestly higher, provided that the economy is also expanding.

We believe that today’s growth equity opportunity set is well suited to our active management approach. As always, we will proceed with a focus on selectivity, valuation discipline and comprehensive risk management. Looking forward, we believe investors may or will likely increase their emphasis on company fundamentals, providing a favorable backdrop for our active approach.

4	CALAMOS ETF TRUST ANNUAL REPORT

Investment Team Discussion

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/14

SINCE INCEPTION (7/14/14)
On Market Price	3.10%
On NAV	3.60

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

You can purchase or sell shares daily. Like any other stock, market price will fluctuate with the market. Upon sale, your shares may have a market price that is above or below NAV and may be worth more or less than your original investment. Shares of exchange-traded funds frequently trade at a market price that is below their NAV. Market performance is determined using the bid/ask midpoint at 4:00pm Eastern time, when the NAV is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. For the fund’s most recent month end performance, please call 844.922.5226 or visit www.calamos.com.

As of the prospectus dated 6/30/14, the Fund’s gross expense ratio is 2.23%.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions.

NOTES:

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe.

It	includes those Russell 1000 companies with higher price to-book ratios and higher forecasted growth values.

Index	returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

CALAMOS ETF TRUST ANNUAL REPORT	5

Expense Overview

EXPENSE OVERVIEW

As a shareholder of an ETF, you incur two types of costs. You incur:

1) Transaction costs, including brokerage commissions paid on purchases and sales for fund shares.

2) Ongoing costs, including management fees and other fund expenses.

The examples in this report are based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 14, 2014 to October 31, 2014. It is intended to help you understand the ongoing costs associated with investing in each mutual fund and to compare these costs with the ongoing costs of investing in other mutual funds.

There are two parts of the Fund’s chart:

Actual

In this part of the chart, you’ll see the actual expenses you would have paid on a $1,000 investment made at the Fund’s inception/commencement of operations and held in the fund for the rest of the period from July 14, 2014 to October 31, 2014, the period covered by this report. This chart also shows the actual returns, after expenses, you would have earned during that time. This chart can help you estimate your own expenses. For example, if you invested $8,600 in the Fund, simply divide $8,600 by $1,000, then multiply that result by the figure in the Actual Expenses per $1,000 row. In this example, you would multiply 8.6 times the figure.

Hypothetical

In this part of the chart, you’ll see the hypothetical expenses you would have paid on a $1,000 investment from July 14, 2014 to October 31, 2014, and the hypothetical returns, after expenses, you would have earned during that time. The Securities and Exchange Commission (SEC) has established the guidelines for this chart, including the assumed 5% annual rate of return before expenses, which is what you’ll see in the chart. Note that this chart will not help you determine your own expenses, but will help you compare expenses of the Fund to the expenses of another fund since the information for that fund should be calculated using the same assumptions.

Please note that the expenses shown in the chart are meant to highlight your ongoing costs only and do not include any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the chart is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

6	CALAMOS ETF TRUST ANNUAL REPORT

Expense Overview

The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, July 14, 2014† and held through October 31, 2014.

Actual Expenses per $1,000	$2.76

Actual — Ending Balance	$1,038.30
Hypothetical Expenses per $1,000	$2.73
Hypothetical — Ending Value	$1,012.36

Annualized expense ratio (1)	0.90%

†

July 14, 2014 (commencement of operations) through October 31, 2014. Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value from inception to period end, multiplied by 110/365.

(1)	Annualized Expense Ratios are adjusted to reflect fee waiver.

CALAMOS ETF TRUST ANNUAL REPORT	7

Schedule of Investments    October 31, 2014

NUMBER OF SHARES		VALUE

COMMON STOCKS (97.0%)
	Consumer Discretionary (20.5%)
6,559	Deckers Outdoor Corp.#^	$573,650
6,100	Home Depot, Inc.	594,872
7,540	Las Vegas Sands Corp.	469,440
22,400	Lions Gate Entertainment Corp.	742,112
9,480	Nike, Inc. - Class B^	881,356
460	Priceline Group, Inc.#	554,857
9,100	Restoration Hardware Holdings, Inc.#^	730,912
11,340	Starbucks Corp.	856,850

		5,404,049

	Consumer Staples (1.4%)
8,823	Coca-Cola Company^	369,507

	Energy (6.5%)
7,620	Antero Resources Corp.#^	399,593
11,038	Continental Resources, Inc.#	622,212
7,018	Schlumberger, Ltd.^	692,396

		1,714,201

	Financials (8.4%)
20,835	Blackstone Group, LP	627,550
9,865	Citigroup, Inc.	528,073
4,750	SVB Financial Group#	531,953
6,425	T. Rowe Price Group, Inc.^	527,428

		2,215,004

	Health Care (14.0%)
15,708	Cerner Corp.#^	994,945
3,355	Illumina, Inc.#	646,106
18,080	Insulet Corp.#^	780,514
1,499	Regeneron Pharmaceuticals, Inc.#^	590,186
6,100	Zimmer Holdings, Inc.	678,564

		3,690,315

	Industrials (14.6%)
5,840	Cummins, Inc.^	853,691
10,100	Delta Air Lines, Inc.^	406,323
11,821	Eaton Corp., PLC	808,438
5,315	Union Pacific Corp.^	618,932
3,960	United Parcel Service, Inc. - Class B	415,444
7,069	United Technologies Corp.^	756,383

		3,859,211

	Information Technology (31.6%)
22,180	Apple, Inc.	2,395,440
21,665	Facebook, Inc. - Class A#^	1,624,658
3,075	Google, Inc. - Class A#	1,746,200
9,608	MasterCard, Inc. - Class A	804,670

NUMBER OF SHARES		VALUE

6,814	ServiceNow, Inc.#^	$462,875
7,992	Splunk, Inc.#^	528,112
49,700	Tencent Holdings, Ltd.	797,690

		8,359,645

	TOTAL COMMON STOCKS (Cost $24,582,890)	25,611,932

SHORT TERM INVESTMENT (5.5%)
1,449,156	Fidelity Prime Money Market Fund - Institutional Class (Cost $1,449,156)	1,449,156

INVESTMENT OF CASH COLLATERAL FOR SECURITIES ON LOAN (27.8%)
7,349,376	State Street Navigator Securities Lending Prime Portfolio (Cost $7,349,376)	7,349,376

TOTAL INVESTMENTS (130.3%) (Cost $33,381,422)		34,410,464

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-27.8%)		(7,349,376)

LIABILITIES, LESS OTHER ASSETS (-2.5%)		(655,593)

NET ASSETS (100.0%)		$26,405,495

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

^	Security, or portion of security, is on loan.

8	CALAMOS ETF TRUST ANNUAL REPORT	See accompanying Notes to Financial Statements

Statement of Assets and Liabilities    October 31, 2014

ASSETS
Investment in securities, at value (cost $33,381,422)	$34,410,464
Due from investment advisor	37,977
Receivables:
Accrued interest and dividends	11,354
Investments sold	757,076
Deferred offering costs	101,881
Other assets	420
Total assets	35,319,172
LIABILITIES
Payables:
Collateral for securities loaned	7,349,376
Investments purchased	1,437,383
Affiliates:
Investment advisory fees	21,393
Deferred compensation to trustees	420
Financial accounting fees	245
Trustees’ fees and officer compensation	891
Other accounts payable and accrued liabilities	103,969
Total liabilities	8,913,677
NET ASSETS	$26,405,495
COMPOSITION OF NET ASSETS
Paid in capital	$25,487,103
Undistributed net investment income (loss)	12,968
Accumulated net realized gain (loss) on investments	(123,618)
Unrealized appreciation (depreciation) of investments	1,029,042
NET ASSETS	$26,405,495
Shares outstanding†	2,560,000
Net asset value and redemption price per share	$10.31

†	No par value; unlimited number of shares authorized.

See accompanying Notes to Financial Statements	CALAMOS ETF TRUST ANNUAL REPORT	9

Statement of Operations    Period Ended October 31, 2014

PERIOD ENDED OCTOBER 31, 2014(a)
INVESTMENT INCOME
Dividends	$59,806
Securities lending income	467
Dividend taxes withheld	(171)
Total investment income	60,102

EXPENSES
Investment advisory fees	67,401
Audit fees	11,440
Transfer agent fees	10,120
Legal fees	7,150
Custodian fees	7,038
Accounting fees	6,738
Printing and mailing fees	6,380
Trustees’ fees and officer compensation	3,642
Registration fees	990
Financial accounting fees	774
Offering costs	44,000
Other	2,584
Total expenses	168,257
Less expense reductions	(107,596)
Net expenses	60,661
NET INVESTMENT INCOME (LOSS)	(559)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	(123,618)
Change in net unrealized appreciation/(depreciation) on:
Investments	1,029,042
NET GAIN (LOSS)	905,424
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$904,865

(a)	Focus Growth ETF commenced operations on July 14, 2014.

10	CALAMOS ETF TRUST ANNUAL REPORT	See accompanying Notes to Financial Statements

Statement of Changes in Net Assets

PERIOD ENDED OCTOBER 31, 2014(a)
OPERATIONS
Net investment income (loss)	$(559)
Net realized gain (loss)	(123,618)
Change in unrealized appreciation/(depreciation)	1,029,042
Net increase (decrease) in net assets resulting from operations	904,865
CAPITAL SHARE TRANSACTIONS	25,500,630
TOTAL INCREASE (DECREASE) IN NET ASSETS	26,405,495

NET ASSETS
Beginning of period	$—
End of period	26,405,495

SHARES CREATED AND REDEEMED
Shares outstanding, beginning of period	—
Shares created	2,560,000
Shares redeemed	—
Shares outstanding, end of period	2,560,000
Undistributed net investment income (loss)	$12,968

(a)	Focus Growth ETF commenced operations on July 14, 2014.

See accompanying Notes to Financial Statements	CALAMOS ETF TRUST ANNUAL REPORT	11

Notes to Financial Statements

Note 1 – Organization and Significant Accounting Policies

Organization.  CALAMOS ETF TRUST, a Delaware statutory trust organized June 17, 2013, (the “Trust”), consists of a single series, Calamos Focus Growth ETF (the “Fund”), which commenced operations on July 14, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Fund seeks to achieve long-term capital growth.

Fund Valuation.  The valuation of the Fund’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on the Fund’s principle exchange at the time the Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on The NASDAQ Stock Market at the time the Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on the Fund’s principle exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value determined by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by the Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

12	CALAMOS ETF TRUST ANNUAL REPORT

Notes to Financial Statements

Investment Transactions.  Investment transactions are recorded on a trade date basis as of October 31, 2014. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation.   Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds.  Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos ETF Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and the Fund are allocated proportionately among each fund to which the expenses relate in relation to the net assets of each fund or on another reasonable basis.

Use of Estimates.  The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Income Taxes.  No provision has been made for U.S. income taxes because the Trust’s policy is to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Fund’s taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. The financial statements are not adjusted for temporary differences.

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements.

Deferred Offering Costs.  Offering costs which consists primarily of the expenses incurred in connection with the preparation of the initial registration statement, including legal fees, typesetting fees, and exchange fees, are deferred and will be amortized over twelve months beginning with the commencement of the operations of the Fund, July 14, 2014.

Indemnifications.  Under the Trust’s organizational documents, the Trust is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.

CALAMOS ETF TRUST ANNUAL REPORT	13

Notes to Financial Statements

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to 1.00% based on the average daily net assets of the Fund.

Pursuant to a financial accounting services agreement, during the period the Fund paid Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos ETF Trust, Calamos Investment Trust, Calamos Advisors Trust and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Fund pays its pro rata share of the financial accounting services fee payable to Calamos Advisors based on its relative portion of combined assets used in calculating the fee.

The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of “Trustees’ fees and officer compensation” expense on the Statement of Operations.

A trustee and certain officers of the Fund are also officers and directors of Calamos Advisors. Such trustee and officers serve without direct compensation from the Fund.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of their compensation from the Trust. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $420 is included in “Other assets” on the Statement of Assets and Liabilities at October 31, 2014. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at October 31, 2014.

Calamos Advisors has contractually agreed to limit the total annual fund operating expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) to 0.90% of average net assets. This expense limitation agreement is binding on Calamos Advisors through March 31, 2016. This agreement is not terminable by either party.

Note 3 – Investments

The cost of purchases and proceeds from sale of long-term investments (excluding securities received or delivered from processing creations or redemption in-kind transactions) for the period from July 14, 2014 through October 31, 2014 were as follows:

Cost of purchases	$6,667,921
Proceeds from sales	7,068,689

The following information is presented on a federal income tax basis as of October 31, 2014. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

The cost basis of investments (excluding Investments of Collateral for Securities on Loan) for federal income tax purposes at October 31, 2014 was as follows:

Cost basis of investments	$26,018,656

Gross unrealized appreciation	1,647,707
Gross unrealized depreciation	(605,275)

Net unrealized appreciation (depreciation)	$1,042,432

14	CALAMOS ETF TRUST ANNUAL REPORT

Notes to Financial Statements

Note 4 – Income Taxes

For the period from July 14, 2014 to October 31, 2014, the Fund recorded the following permanent reclassifications to reflect tax character. The results of operations and net assets were not affected by these reclassifications.

Paid-in capital	$(13,527)
Undistributed net investment income/(loss)	13,527

As of October 31, 2014, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed capital gains	—

Total undistributed earnings	—
Accumulated capital and other losses	(123,618)
Net unrealized gains/(losses)	1,042,432

Total accumulated earnings/(losses)	918,814
Other	(422)
Paid-in capital	25,487,103

Net assets applicable to common shareholders	$26,405,495

In addition, the Fund had short-term post-Act capital losses of $(123,618).

Note 5 – Derivative Instruments

Foreign Currency Risk.  The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. The Fund did not have any forward contracts during the entire period.

Equity Risk.  The Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by the Fund do not typically give rise to counterparty credit risk since options written obligate the Fund and not the counterparty to perform. Exchange-traded purchased options have minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

CALAMOS ETF TRUST ANNUAL REPORT	15

Notes to Financial Statements

As of October 31, 2014, the Fund had no outstanding purchased options and/or written options during the entire period.

Note 6 – Securities Lending

The Fund may loan one or more of their securities to broker-dealers and banks. Any such loan must be secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the value of the securities loaned by the Fund. The Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. Upon receipt of cash or cash equivalent collateral, the Fund’s securities lending agent invests the collateral into short term investments following investment guidelines approved by Calamos Advisors. The Fund records the investment of collateral as an asset and the value of the collateral as a liability on the Statement of Assets and Liabilities. If the value of the invested collateral declines below the value of the collateral deposited by the borrower, the Fund will record unrealized depreciation equal to the decline in value of the invested collateral. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund has the right to call a loan and obtain the securities loaned at any time. The Fund does not have the right to vote the securities during the existence of the loan but could call the loan in an attempt to permit voting of the securities in certain circumstances. Upon return of the securities loaned, the cash or cash equivalent collateral will be returned to the borrower. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) the expenses of enforcing their rights. In an effort to reduce these risks, the Fund’s security lending agent monitors and reports to Calamos Advisors on the creditworthiness of the firms to which a Fund lends securities.

Note 7 – Fair Value Measurement

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

•	Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•

Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•

Level 3 – Prices reflect unobservable market inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund’s investments. Transfers between the levels for investment securities or other financial instruments are measured at the end of the reporting period.

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$25,611,932	$—	$—	$25,611,932
Short Term Investment	1,449,156	—	—	1,449,156
Collateral for Securities Loaned	—	7,349,376	—	7,349,376

Total	$27,061,088	$7,349,376	$—	$34,410,464

Liabilities:
Collateral for Securities Loaned	$—	$7,349,376	$—	$7,349,376

Total	$—	$7,349,376	$—	$7,349,376

16	CALAMOS ETF TRUST ANNUAL REPORT

Notes to Financial Statements

Note 8 – Capital Share Transactions

Shares are issued and redeemed by the Fund only in creation units of 50,000 shares. Such transactions generally are on an in-kind basis with a specified amount of cash used to adjust the transaction to the net asset value of the Fund on the transaction date.

Investors purchasing and redeeming creation units may pay a purchase transaction fee and a redemption transaction fee directly to the Fund’s transfer agent, State Street Bank and Trust Company, to offset transfer and other transaction costs associated with the issuance and redemption.

Transactions in shares for the Fund are disclosed in detail in the Statement of Changes in Net Assets.

CALAMOS ETF TRUST ANNUAL REPORT	17

Financial Highlights

Selected data for a share outstanding throughout the period was as follows:

	July 14, 2014* through October 31, 2014
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (loss)(a)	–
Net realized and unrealized gain (loss)	0.31
Total from investment operations	0.31
Less distributions to shareholders from:
Net investment income	–
Return of capital	–
Total distributions	–
Net asset value, end of period	$10.31
Market value, end of period	$10.36
Total investment return based on: (b)
Net asset value	3.10%
Market value	3.60%
Net assets, end of period (000)	$26,405
Ratios to average net assets applicable to shareholders:
Net expenses(c)	0.90%
Gross expenses prior to expense reductions(c)	2.50%
Net investment income (loss)(c)	(0.01%	)
Portfolio turnover rate(d)	29.6%

*	Commencement of operations

(a)	Amount equated to less than $0.005 per common share.

(b)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(c)	Annualized.

(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemption in-kind transactions.

18	CALAMOS ETF TRUST ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Calamos ETF Trust

We have audited the accompanying statement of assets and liabilities of Calamos Focus Growth ETF, the sole portfolio constituting Calamos ETF Trust (the “Trust”), including the schedule of investments, as of October 31, 2014, and the related statements of operations, changes in net assets and the financial highlights for the period from July 14, 2014 (commencement of operations) through October 31, 2014. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calamos Focus Growth ETF of the Calamos ETF Trust as of October 31, 2014, the results of its operations, the changes in its net assets, and the financial highlights for the period from July 14, 2014 (commencement of operations) through October 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois

December 17, 2014

CALAMOS ETF TRUST ANNUAL REPORT	19

Trustee Approval of Management Agreement    (Unaudited)

At a meeting held on March 11, 2014 for the Calamos Focus Growth ETF (the “New Fund”), the Trustees determined, based on their evaluation of the information referred to at that meeting, and other information, that the overall arrangements between the Calamos ETF Trust and Calamos Advisors with respect to the New Fund were fair and reasonable in light of the nature, extent and quality of the services to be provided by Calamos Advisors and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At those meetings, the Trustees, including all of the Independent Trustees, approved the management agreement with respect to the New Fund.

The Trustees discussed the nature and quality of the advisory and other services to be provided by the Adviser to the New Fund. In connection with its consideration of the management agreements of the Trust, the Board considered, among other things: (i) the nature, extent and quality of the Adviser’s services to be provided, (ii) the fees and other expenses to be paid by the New Fund as well as expense information for comparable funds, (iii) the expected profitability of the Adviser and its affiliates from its relationship with the New Fund, (iv) whether economies of scale may be realized as the New Fund grows and whether potential economies may be shared, in some measure, with the New Fund’s investors; and (v) other benefits to the Adviser from its relationship with the New Fund. In the Board’s deliberations, no single factor was responsible for the Board’s decision to approve the management agreement, and each Trustee may have afforded different weight to the various factors.

Nature, Extent and Quality of Services.  The Board’s consideration of the nature, extent and quality of the Adviser’s services to be provided to the New Fund took into account the knowledge that may be gained from the Board’s meetings with the Adviser throughout the year. In addition, the Board considered: (i) the Adviser’s long-term history of managing the other Funds in the Calamos fund complex; (ii) the consistency of investment approach; (iii) the background and experience of the Adviser’s investment personnel responsible for managing the New Fund; and (iv) the Adviser’s performance as administrator of the other Funds in the fund complex, including, among other things, in the areas of brokerage selection, trade execution, compliance and shareholder communications. The Board also reviewed the Adviser’s resources and key personnel expected to provide investment management services to the New Fund. The Board also considered compliance reports about the Adviser from the Trust’s Chief Compliance Officer. The Board concluded that the nature, extent and quality of the services to be provided by the Adviser to the New Fund were appropriate and consistent with the management agreement and that the New Fund was likely to benefit from services provided under the management agreement with the Adviser.

Investment Performance of the Fund.  Because the New Fund had not yet commenced operations, the Board did not consider the investment performance of the New Fund.

Costs of Services Provided and Profits Realized by the Adviser.  The Board evaluated the New Fund’s proposed management fee rates and estimated total expenses as compared to information provided by the Adviser regarding the average management fee rate and total expenses of each New Fund’s Peer Group (the New Fund’s “Expense Group”), and the New Fund’s estimated total expense ratios compared to the median total expense ratio of the New Fund’s Expense Group. The Board considered that the New Fund’s proposed contractual management fee rate is above the median and average fee rate of the New Fund’s Expense Group and the Adviser’s agreement to reimburse the New Fund for a portion of their expenses if the New Fund’s expense ratio otherwise would exceed a certain level. In light of all the information presented, the Board concluded that it would be in the best interest of the New Fund and its shareholders to approve the management agreement.

Economies of Scale and Fee Levels Reflecting Those Economies.  The Board considered whether the New Fund’s proposed management fee shares with shareholders potential economies of scale that may be achieved by the Adviser. The Board recognized that breakpoints in the proposed fee schedule for the New Fund could result in the sharing of economies of scale as the New Fund’s assets increase. The Board also considered the Adviser’s agreement to reimburse the New Fund for a portion of their expenses if a New Fund’s expense ratio otherwise would exceed a certain level. The Board concluded that the breakpoints in the proposed fee schedule for the New Fund allows shareholders to benefit from potential economies of scale that may be achieved by the Adviser.

Profitability.  The Board did not consider information concerning the costs incurred and profits realized by the Adviser, as the New Fund had not yet commenced operations. The Board did consider the estimated loss to the Adviser for the initial twelve month period of operations.

20	CALAMOS ETF TRUST ANNUAL REPORT

Trustee Approval of Management Agreement    (Unaudited)

Other Benefits Derived from the Relationship with the Fund.  The Board also considered other benefits that could accrue to the Adviser and its affiliates from their relationship with the New Fund. The Board also considered the Adviser’s use of a portion of the commissions paid by the New Fund on its portfolio brokerage transactions to obtain research products and services benefitting the New Fund and/or other clients of the Adviser.

After full consideration of the above factors as well as other factors that were instructive in their consideration, the Trustees, including all of the Independent Trustees, concluded that the proposed management agreement with the Adviser and the ETF Trust, on behalf of the New Fund, was in the best interest of the New Fund and its shareholders.

CALAMOS ETF TRUST ANNUAL REPORT	21

Tax Information    (Unaudited)

We are providing this information as required by the Internal Revenue Code (Code). The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In February 2015, shareholders will receive Form 1099-DIV which will include their share of qualified dividends and capital gains distributed during the calendar year 2014. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 854(b)(2) of the Code, the Fund hereby designates $39,746 or the maximum amount allowable under the Code, as qualified dividends for the fiscal year ended October 31, 2014.

22	CALAMOS ETF TRUST ANNUAL REPORT

Trustees and Officers    (Unaudited)

The management of the Fund, including general supervision of the duties performed for the Fund under the investment management agreement between the Fund and Calamos Advisors, is the responsibility of its board of trustees. Each trustee elected will hold office for the terms noted below or until such trustee’s earlier resignation, death or removal; however, each trustee who is not an interested person of the Fund shall retire as a trustee at the end of the calendar year in which the trustee attains the age of 75 years.

The following table sets forth each trustee’s name, age at October 31, 2014, position(s) with the Fund, number of portfolios in the Calamos Fund Complex overseen, principal occupation(s) during the past five years and other directorships held, and date first elected or appointed.

NAME AND AGE	POSITION(S) WITH FUND	PORTFOLIOS IN FUND COMPLEX^ OVERSEEN	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS
Trustees who are interested persons of the Fund:

John P. Calamos, Sr., 74*	Trustee and President (since 2014)	25	Chairman, CEO, and Global Co-Chief Investment Officer, Calamos Asset Management, Inc. (“CAM”), Calamos Investments LLC (“CILLC”), Calamos Advisors LLC and its predecessor (“Calamos Advisors”) and Calamos Wealth Management LLC (“CWM”), and previously Chief Executive Officer, Calamos Financial Services LLC and its predecessor (“CFS”) (until 2013); Director, CAM

Trustees who are not interested persons of the Fund:

Weston W. Marsh, 64	Trustee (since 2014)	25	Of Counsel and, until December 31, 2005, Partner, Freeborn & Peters LLP (law firm)

John E. Neal, 64	Trustee (since 2014)	25	Private investor; Director, Equity Residential Trust (publicly-owned REIT) and Creation Investment (private international microfinance company); Partner, Linden LLC (health care private equity)

William R. Rybak, 63	Trustee (since 2014)	25	Private investor; Director, Christian Brothers Investment Services Inc. (since February 2010); Director, Private Bancorp (since December 2003); formerly Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager); Director, Howe Barnes Hoefer & Arnett (until March 2011); Trustee, JNL Series Trust, JNL Investors Series Trust and JNL Variable Fund LLC**; Trustee, Lewis University (since October 2012)

Stephen B. Timbers, 70	Trustee (since 2014); Lead Independent Trustee (since 2014)	25	Private investor

David D. Tripple, 70	Trustee (since 2014)	25	Private investor; Trustee, Century Growth Opportunities Fund (since 2010), Century Shares Trust and Century Small Cap Select Fund (since January 2004)***

*	Mr. Calamos is an “interested person” of the Trust as defined in the 1940 Act because he is an officer of the Trust and an affiliate of Calamos Advisors and CFS.

**	Overseeing 104 portfolios in fund complex.

***	Overseeing three portfolios in fund complex.

^	The Fund Complex consists of CALAMOS Investment Trust, CALAMOS Advisors Trust, CALAMOS ETF Trust CALAMOS Convertible Opportunities and Income Fund, CALAMOS Convertible and High Income Fund, CALAMOS Strategic Total Return Fund, CALAMOS Global Total Return Fund CALAMOS Global Dynamic Income Fund and CALAMOS Dynamic Convertible and Income Fund.

The address of each trustee is 2020 Calamos Court, Naperville, Illinois 60563.

CALAMOS ETF TRUST ANNUAL REPORT	23

Trustees and Officers    (Unaudited)

Officers.  The preceding table gives information about John P. Calamos, Sr., who is President and CEO of the Fund. The following table sets forth each other officer’s name, age at October 31, 2014, position with the Fund and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

NAME AND AGE	POSITION(S) WITH FUND	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
Gary D. Black, 54	Vice President (since 2014)	Executive Vice President, Global Co-Chief Investment Officer (since August 2012), CAM, CILLC, Calamos Advisors, and CWM; prior thereto CEO, Chief Investment Officer and Founding Member of Black Capital (2009-2012); prior thereto, CEO of Janus Capital Group (2006-2009)

Nimish S. Bhatt, 51	Vice President and Chief Financial Officer (since 2014)	Senior Vice President (since 2004), Chief Financial Officer (since May 2011), Head of Fund Administration (since November 2011), CAM, CILLC, Calamos Advisors, CWM; Director, Calamos Global Funds plc (since 2007); prior thereto Director of Operations (2004-2011)

Curtis Holloway, 47	Treasurer (since 2014)	Vice President, Fund Administration, (since 2013) Calamos Advisors; Vice President, Financial Operation Principal and Head of Fund Administration (since 2013), CFS; Treasurer of Calamos Investment Trust, Calamos Advisors Trust, CHI, CHY, CSQ, CGO and CHW (since June 2010); prior thereto Assistant Treasurer (2007-2010)

Robert Behan, 49	Vice President (since 2014)	Executive Vice President, Head of Global Distribution (since April 2013), CFS; prior thereto Senior Vice President (2009-2013), Head of Global Distribution (March 2013-April 2013); prior thereto Head of US Intermediary Distribution (2010-2013); prior thereto Head of Strategic Partners Team (2010-2010); prior thereto National Accounts/Retirement Services (2009-2010); prior thereto Vice President, Director of Retirement Services (2008-2009)

J. Christopher Jackson, 63	Vice President and Secretary (since 2014)	Senior Vice President, General Counsel and Secretary, CAM, CILLC, Calamos Advisors and CFS (since 2010); Director, Calamos Global Funds plc (since 2011); Director, Calamos Arista Strategic Master Fund Ltd. and Calamos Arista Strategic Fund Ltd. (since 2013); prior thereto Director, U.S. Head of Retail Legal and Co-Global Head of Retail Legal of Deutsche Bank AG (2006-2010);

Mark J. Mickey, 63	Chief Compliance Officer (since 2014)	Chief Compliance Officer, Calamos Funds (since 2005)

The address of each officer is 2020 Calamos Court, Naperville, Illinois 60563.

CALAMOS ETF TRUST ANNUAL REPORT	24

MANAGING YOUR CALAMOS FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 800.823.7386

Through a single toll-free number, Calamos 24-Hour Shareholder Assistance is fast and easy. Get fund prices and account balances, review recent transactions, order statements, literature and more.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

ONLINE ACCOUNT MANAGEMENT: www.calamos.com

Manage your personal account of Calamos Funds online at www.calamos.com. On your account access page, you can view account history and download data.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

This report, including the audited financial statements contained herein, is submitted for general information for the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless accompanied by a currently effective prospectus of the Fund and, after January 31, 2015, updated performance data for the most recently completed fiscal quarter. The views expressed in this report reflect those of Calamos Advisors LLC only through October 31, 2014. The managers’ views are subject to change at any time based on market and other conditions.

A description of the Calamos Proxy Voting Policies and Procedures is available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, or by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund had not commenced operations during the 12-month period ended June 30, 2014 and therefore did not file a proxy voting record for such period.

The Fund files a complete list of their portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 800.823.7386

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC

2020 Calamos Court

Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:

State Street Bank and Trust Company

Boston, MA

DISTRIBUTOR:

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

844.922.5226

TRANSFER AGENT:

State Street Bank and Trust Company

Boston, MA

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Deloitte & Touche LLP

Chicago, IL

LEGAL COUNSEL:

K&L Gates LLP

Chicago, IL

Washington, DC

STAY CONNECTED www.calamos.com/connect

Visit our Web site for timely fund performance, detailed fund profiles, fund news and insightful market commentary.

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2014 Calamos Investments LLC. All Rights Reserved.

Calamos® and Calamos Investments® are registered

trademarks of Calamos Investments LLC.

FGETFANR 2014

ITEM 2. CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions.

(b) No response required.

(c) The registrant has not amended its Code of Ethics as it relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2 during the period covered by this report.

(d) The registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f) (1) The registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that, for the period covered by the shareholder report presented in Item 1 hereto, it has four audit committee financial experts serving on its audit committee, each of whom is an independent Trustee for purpose of this N-CSR item: John E. Neal, William R. Rybak, Stephen B. Timbers and David D. Tripple. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liabilities of any other member of the audit committee or board of directors.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fiscal Years Ended	10/31/2014
Audit Fees(a)	$27,270
Audit-Related Fees(b)	$6,210
Tax Fees(c)	$—
All Other Fees(d)	$—

Total	$33,480

(a) Audit fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-related fees are the aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

(c) Tax fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

(d) All other fees are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a)-(c) of this Item 4.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee. The members of the registrant’s audit committee are Weston W. Marsh, John E. Neal, William R. Rybak, Stephen B. Timbers, and David D. Tripple.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in the Report to Shareholders in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos ETF Trust

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	December 23, 2014

By:	/s/ Nimish S. Bhatt
Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	December 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	December 23, 2014

By:	/s/ Nimish S. Bhatt
Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	December 23, 2014